Filed pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration No. 333-36796

SUPPLEMENT DATED DECEMBER 5, 2008

to the currently effective Prospectus

dated November 25, 2008

for the Ambassador Money Market Fund (the “Prospectus”)

Continued Participation in the U.S. Department of Treasury
Guarantee Program for Money Market Funds

The U.S. Treasury Department has extended the Temporary Guarantee Program (the “Guarantee Program”) for money market funds until April 30, 2009.  The Board of Trustees of Ambassador Funds (the “Trust”) has approved the continued participation of the Ambassador Money Market Fund (the “Fund”) in the Guarantee Program.

Subject to certain conditions and limitations, the Guarantee Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008, in the event that the Fund liquidates at a net asset value per share below $1.00 per share (a “guarantee event”).  The Guarantee Program only covers the amount an investor held in the Fund as of the close of business on September 19, 2008, or the amount an investor holds if and when a guarantee event occurs, whichever is less.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008, and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008, will not be covered by the Guarantee Program.  In the event that shares held as of close of business on September 19, 2008, are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008, or (ii) the amounts held in the Fund on the date the guarantee is triggered.

The cost to participate in the extension period of the Guarantee Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund.  The Secretary of the Treasury may extend the Guarantee Program beyond this four-month extended term through the close of business on September 18, 2009.  If the Guarantee Program is extended again, the Fund will consider whether to continue to participate at that time.  Any additional cost to participate in an additional extension of the Guarantee Program may also be borne by the Fund at that time.

Neither this Prospectus supplement, the Prospectus, nor the Fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.